               OLYMPIC AUTOMOBILE RECEIVABLES TRUST  1996 - B

                      MONTHLY  SERVICER'S  CERTIFICATE


     Accounting Date:                       August 31, 1996
                                            -------------------
     Determination Date:                    September 5, 1996
                                            -------------------
     Distribution Date:                     September 15, 1996
                                            -------------------
     Monthly Period Ending:                 August 31, 1996
                                            -------------------


    This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1996, among Olympic Automobile Receivables Trust, 1996-B (the "Trust"), Olympic Receivables Finance Corp., as seller, Olympic Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

    Olympic Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.  Collection Account Summary
    Available Funds:
                  Payments Received                                                          $22,008,822.23
                  Liquidiation Proceeds (excluding Purchase Amounts)                            $163,721.01
                  Current Monthly Advances                                                    $1,319,049.39
                  Amount of withdrawal, if any, from the Reserve Account                              $0.00
                  Monthly Advance Recoveries                                                 ($1,564,785.75)
                  Purchase Amounts-Warranty and Administrative Receivables                      $310,637.61
                  Purchase Amounts-Liquidated Receivables                                             $0.00
                  Income from investment of funds in Trust Accounts                              $78,829.75
                                                                                          -------------------
    Total Available Funds                                                                                        $22,316,274.24
                                                                                                               -----------------
                                                                                                               -----------------
    Amounts Payable on Distribution Date:
                  Reimbursement of Monthly Advances                                                   $0.00
                  Backup Servicer Fee                                                                 $0.00
                  Basic Servising Fee                                                           $519,749.16
                  Trustee and other fees                                                              $0.00
                  Class A-1  Interest Distributable Amount                                      $191,340.61
                  Class A-2  Interest Distributable Amount                                    $1,117,150.00
                  Class A-3  Interest Distributable Amount                                      $687,700.00
                  Class A-4  Interest Distributable Amount                                      $652,077.50
                  Class A-5  Interest Distributable Amount                                      $318,665.00
                  Noteholders' Principal Distributable Amount                                $15,643,913.48
                  Certificate  Interest Distributable Amount                                    $336,375.00
                  Certificate  Principal Distributable Amount                                         $0.00
                  Amounts owing and not paid to Security Insurer under
                    Insurance Agreement                                                               $0.00
                  Supplemental Servicing Fees (not otherwise paid to Servicer)                        $0.00
                  Spread Account Deposit                                                      $2,849,303.49
                                                                                          -------------------
    Total Amounts Payable on Distribution Date                                                                   $22,316,274.24
                                                                                                               -----------------
                                                                                                               -----------------

                                                Page 1

II. Available  Funds

    Collected Funds (see V)
                  Payments Received                                                          $22,008,822.23
                  Liquidation Proceeds (excluding Purchase Amounts)                             $163,721.01      $22,172,543.24
                                                                                        ---------------------
    Purchase Amounts                                                                                                $310,637.61

    Monthly Advances
                  Monthly Advances - current Monthly Period (net)                              ($245,736.36)
                  Monthly Advances - Outstanding Monthly Advances
                    not otherwise reimbursed to the Servicer                                          $0.00        ($245,736.36)
                                                                                        ---------------------
    Income from investment of funds in Trust Accounts                                                                $78,829.75
                                                                                                               ------------------
    Available Funds                                                                                              $22,316,274.24
                                                                                                               ------------------
                                                                                                               ------------------
III. Amounts  Payable  on  Distribution  Date

      (i)(a)      Taxes due and unpaid with respect to the Trust
                  (not otherwise paid by OFL or the Servicer)                                         $0.00

      (i)(b)      Outstanding Monthly Advances (not otherwise reimbursed
                  to Servicer and to be reimbursed on the Distribution Date)                          $0.00

      (i)(c)      Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                     $0.00

       (ii)       Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                    Owner Trustee                                                                     $0.00
                    Administrator                                                                     $0.00
                    Indenture Trustee                                                                 $0.00
                    Indenture Collateral Agent                                                        $0.00
                    Lockbox Bank                                                                      $0.00
                    Custodian                                                                         $0.00
                    Backup Servicer                                                                   $0.00
                    Collateral Agent                                                                  $0.00               $0.00
                                                                                        ---------------------
     (iii)(a)     Basic Servicing Fee (not otherwise paid to Servicer)                                              $519,749.16

     (iii)(b)     Supplemental Servicing Fees (not otherwise paid to Servicer)                                            $0.00

     (iii)(c)     Servicer reimbursements for mistaken deposits or postings of checks
                  returned for insufficient funds (not otherwise reimbursed to Servicer)                                  $0.00

       (iv)       Class A-1  Interest Distributable Amount                                                          $191,340.61
                  Class A-2  Interest Distributable Amount                                                        $1,117,150.00
                  Class A-3  Interest Distributable Amount                                                          $687,700.00
                  Class A-4  Interest Distributable Amount                                                          $652,077.50
                  Class A-5  Interest Distributable Amount                                                          $318,665.00

         (v)      Noteholders' Principal Distributable Amount
                    Payable to Class A-1 Noteholders                                                             $15,643,913.48
                    Payable to Class A-2 Noteholders                                                                      $0.00
                    Payable to Class A-3 Noteholders                                                                      $0.00
                    Payable to Class A-4 Noteholders                                                                      $0.00
                    Payable to Class A-5 Noteholders                                                                      $0.00

       (vi)       Certificate Interest Distributable Amount                                                         $336,375.00

        (vii)     Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                  Distribution Account of any funds in the Class A-1 Holdback Subaccount
                  (applies only on the Class A-1 Final Scheduled Distribution Date)                                       $0.00

      (viii)      Certificate Principal Distributable Amount                                                              $0.00

       (ix)       Amounts owing and not paid to Security Insurer under Insurance Agreement                                $0.00
                                                                                                               ------------------
                  Total amounts payable on Distribution Date                                                     $19,466,970.75
                                                                                                               ------------------
                                                                                                               ------------------

                                                Page 2

IV. Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from
    Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
    Class A-1 Maturity Shortfall

    Spread Account deposit:

                 Amount of excess, if any, of Available Funds
                   over total amounts payable (or amount of such
                   excess up to the Spread Account Maximum Amount)                                                $2,849,303.49

    Reserve Account Withdrawal on any Determination Date:

                 Amount of excess, if any, of total amounts payable over Available Funds
                   (excluding amounts payable under item (vii) of Section III)                                            $0.00

                 Amount available for withdrawal from the Reserve Account (excluding the
                   Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                   (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                   of transfers of Subsequent Receivables)                                                               ($0.00)

                 (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account, (excluding the
                 Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                 Amount of withdrawal, if any, from the Reserve Account                                                   $0.00

    Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                 Amount by which (a) the remaining principal balance of the Class A-1 Notes
                 exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III                $0.00

                 Amount available in the Class A-1 Holdback Subaccount                                                    $0.00

                 (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                 of Section III) shall be withdrawn by the Indenture Trustee from the
                 Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                 Account for payment to the Class A-1 Noteholders)

                 Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                     $0.00

    Deficiency Claim Amount:

               Amount of excess, if any, of total amounts payable over funds available for withdrawal
               from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                                $0.00

               (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

    Pre-Funding Account Shortfall:

               Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
               Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
               the Class A-5 Prepayment Amount, the Class A-6 Prepayment Amount and the
               Repurchase Amount over (b) the amount on deposit in the Pre-Funding Account                                $0.00

    Class A-1 Maturity Shortfall:

               Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
               the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
               pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                           $0.00

    (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
    Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
    Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
    Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

V.  Collected Funds

    Payments Received:
               Supplemental Servicing Fees                                                         $0.00
               Amount allocable to interest                                                $7,760,786.87
               Amounts allocable to principal                                             $14,248,035.36
               Amount allocable to Insurance Add-On Amounts                                        $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                  Servicer prior to deposit in the Collection Account)                             $0.00
                                                                                         -----------------
    Total Payments Received                                                                                      $22,008,822.23

    Liquidation Proceeds:
               Gross amount realized with respect to Liquidated Receivables                  $167,787.71

               Less: (i) reasonable expenses incurred by Servicer
                  in connection with the collection of such Liquidated
                  Receivables and the repossession and disposition
                  of the related Financed Vehicles and (ii) amounts
                  required to be refunded to Obligors on such Liquidated Receivables          ($4,066.70)
                                                                                         -----------------
    Net Liquidation Proceeds                                                                                        $163,721.01

    Allocation of Liquidation Proceeds:
               Supplemental Servicing Fees                                                         $0.00
                  Amount allocable to interest                                                     $0.00
                  Amounts allocable to principal                                                   $0.00
                  Amount allocable to Insurance Add-On Amounts                                     $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                          $0.00                  $0.00
                                                                                         -----------------     ------------------
    Total Collected Funds                                                                                        $22,172,543.24
                                                                                                               ------------------
                                                                                                               ------------------
VI. Purchase Amounts Deposited in Collection Account

    Purchase Amounts - Warranty Receivables                                                                               $0.00
               Amount allocable to interest                                                        $0.00
               Amounts allocable to principal                                                      $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                  Servicer prior to deposit in the Collection Account)                             $0.00

    Purchase Amounts - Administrative Receivables                                                                   $310,637.61
               Amount allocable to interest                                                        $0.00
               Amounts allocable to principal                                                $310,637.61
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                  Servicer prior to deposit in the Collection Account)                             $0.00
                                                                                         -----------------
    Total Purchase Amounts                                                                                          $310,637.61
                                                                                                               ------------------
                                                                                                               ------------------
VII. Reimbursement of Outstanding Monthly Advances

    Outstanding Monthly Advances                                                                                  $1,974,949.95

    Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
               Payments received from Obligors                                            ($1,564,785.75)
               Liquidation Proceeds                                                                $0.00
               Purchase Amounts - Warranty Receivables                                             $0.00
               Purchase Amounts - Administrative Receivables                                       $0.00
                                                                                         -----------------
    Outstanding Monthly Advances to be netted against Monthly
       Advances for the current Monthly Period                                                                   ($1,564,785.75)

    Outstanding Monthly Advances to be reimbursed out of
       Available Funds on the Distribution Date                                                                  ($1,564,785.75)

    Remaining Outstanding Monthly Advances                                                                          $410,164.20

    Monthly Advances - current Monthly Period                                                                     $1,319,049.39
                                                                                                               ------------------
    Outstanding Monthly Advances - immediately following the Distribution Date                                    $1,729,213.59
                                                                                                               ------------------
                                                                                                               ------------------

VIII.Calculation  of  Interest  and  Principal  Payments

A.  Calculation  of  Principal  Distribution  Amount

    Payments received allocable to principal                                                                     $14,248,035.36
    Aggregate of Principal Balances as of the Accounting Date of all
       Receivables that became Liquidated Receivables
       during the Monthly Period                                                                                  $1,085,240.51
    Purchase Amounts - Warranty Receivables allocable to principal                                                        $0.00
    Purchase Amounts - Administrative Receivables allocable to principal                                            $310,637.61
    Amounts withdrawn from the Pre-Funding Account                                                                        $0.00
    Cram Down Losses                                                                                                      $0.00
                                                                                                                -----------------

    Principal Distribution Amount                                                                                $15,643,913.48
                                                                                                                -----------------
                                                                                                                -----------------
B.  Calculation of Class A-1 Interest Distributable Amount

    Class A-1 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-1 Noteholders on such Distribution Date)                   $42,599,023.61

    Multiplied by the Class A-1 Interest Rate                                                     5.390%

    Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                  0.08333333            $191,340.61
                                                                                       -------------------
    Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                $0.00
                                                                                                                -----------------

    Class A-1 Interest Distributable Amount                                                                         $191,340.61
                                                                                                                -----------------
                                                                                                                -----------------
C.  Calculation of Class A-2 Interest Distributable Amount

    Class A-2 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-2 Noteholders on such Distribution Date)                  $223,430,000.00

    Multiplied by the Class A-2 Interest Rate                                                      6.00%

    Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                  0.08333333          $1,117,150.00
                                                                                       -------------------

    Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                $0.00
                                                                                                                -----------------

    Class A-2 Interest Distributable Amount                                                                       $1,117,150.00
                                                                                                                -----------------
                                                                                                                -----------------
D.  Calculation of Class A-3 Interest Distributable Amount

    Class A-3 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-3 Noteholders on such Distribution Date)                  $126,960,000.00

    Multiplied by the Class A-3 Interest Rate                                                      6.50%

    Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                  0.08333333            $687,700.00
                                                                                       -------------------

    Plus any unpaid Class A-3 Interest Carryover Shortfall                                                                $0.00
                                                                                                                -----------------

    Class A-3 Interest Distributable Amount                                                                         $687,700.00
                                                                                                                -----------------
                                                                                                                -----------------
E.  Calculation of Class A-4 Interest Distributable Amount

    Class A-4 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-4 Noteholders on such Distribution Date)                  $116,790,000.00

    Multiplied by the Class A-4 Interest Rate                                                      6.70%

    Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                  0.08333333            $652,077.50
                                                                                       -------------------

    Plus any unpaid Class A-4 Interest Carryover Shortfall                                                                $0.00
                                                                                                                -----------------

    Class A-4 Interest Distributable Amount                                                                         $652,077.50
                                                                                                                -----------------
                                                                                                                -----------------

F.  Calculation of Class A-5 Interest Distributable Amount

    Class A-5 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-5 Noteholders on such Distribution Date)                   $55,420,000.00

    Multiplied by the Class A-5 Interest Rate                                                      6.90%

    Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                  0.08333333            $318,665.00
                                                                                       -------------------

    Plus any unpaid Class A-5 Interest Carryover Shortfall                                                                $0.00
                                                                                                                -----------------
    Class A-5 Interest Distributable Amount                                                                         $318,665.00
                                                                                                                -----------------
                                                                                                                -----------------
H.  Calculation of Noteholders' Interest Distributable Amount

    Class A-1 Interest Distributable Amount                                                  $191,340.61
    Class A-2 Interest Distributable Amount                                                $1,117,150.00
    Class A-3 Interest Distributable Amount                                                  $687,700.00
    Class A-4 Interest Distributable Amount                                                  $652,077.50
    Class A-5 Interest Distributable Amount                                                  $318,665.00

    Noteholders' Interest Distributable Amount                                                                    $2,966,933.11
                                                                                                                -----------------
                                                                                                                -----------------


I.  Calculation of Noteholders' Principal Distributable Amount:

    Noteholders' Monthly Principal Distributable Amount:

    Principal Distribution Amount                                                         $15,643,913.48

    Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date  for the preceding
       Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate
       Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as
       of the Accounting Date for the preceding Distribution Date)                               100.00%         $15,643,913.48
                                                                                       -------------------

    Unpaid Noteholders' Principal Carryover Shortfall                                                                     $0.00
                                                                                                                -----------------

    Noteholders' Principal Distributable Amount                                                                  $15,643,913.48
                                                                                                                -----------------
                                                                                                                -----------------
J.  Application of Noteholders' Principal Distribution Amount:

    Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes
    (equal to entire Noteholders' Principal Distributable Amount until the principal balance
    of the Class A-1 Notes is reduced to zero)                                                                   $15,643,913.48
                                                                                                                -----------------
                                                                                                                -----------------
    Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes
    (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2
    Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
    thereafter, equal to the entire Noteholders' Principal Distributable Amount)                                          $0.00
                                                                                                                -----------------
                                                                                                                -----------------

K.  Calculation of Certificate Interest Distributable Amount

    Certificate Monthly Interest Distributable Amount:

    Certificate Balance (as of the close of business
       on the preceding Distribution Date)                                                $58,500,000.00

    Multilpied by the Certificate Pass-Through Rate                                                6.90%

    Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                  0.08333333            $336,375.00
                                                                                       -------------------
    Plus any unpaid Certificate Interest Carryover Shortfall                                                              $0.00
                                                                                                                -----------------

    Certificate Interest Distributable Amount                                                                       $336,375.00
                                                                                                                -----------------
                                                                                                                -----------------

L.  Calculation of Certificate Principal Distributable Amount:

    Certificate Monthly Principal Distributable Amount:

    Principal Distribution Amount                                                         $15,643,913.48

    Multiplied by Certificateholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
       Amount, 100% minus the Noteholders' Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and (iii) for each Distribution Date thereafter,
       100% minus Noteholders' Percentage)                                                         0.00%                  $0.00
                                                                                       -------------------
    Unpaid Certificate Principal Carryover Shortfall                                                                      $0.00
                                                                                                                -----------------

    Certificate Principal Distributable Amount                                                                            $0.00
                                                                                                                -----------------
                                                                                                                -----------------

IX. Pre-Funding Account

    A.  Withdrawals from Pre-Funding Account:

    Amount on deposit in the  Pre-Funding Account as of the preceding
        Distribution Date or, in the case of the first Disrtibution Date, as of the Closing Date
               Pre-Funded Amount                                                                                          $0.00

                                                                                                                -----------------
                                                                                                                          $0.00
                                                                                                                -----------------
                                                                                                                -----------------

    Less:  withdrawals from the Pre-Funding Account in respect of transfers of
        Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
        (an amount equal to (a) $0 (the aggregate Principal Balance of Subsequent
        Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of
        Subsequent Receivables over (ii) $0))                                                                             $0.00

    Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the November 1995
        Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
        Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B below)                $0.00
                                                                                                                -----------------

    Amount remaining on deposit in the Pre-Funding Account after
        Distribution Date
               Pre-Funded Amount                                                                   $0.00
                                                                                       -------------------
                                                                                                                          $0.00
                                                                                                                -----------------
                                                                                                                -----------------

IX. Pre-Funding Account (cont.)

    B.  Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

    Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
        Funding Period (November 1995 Distribution Date) or the Pre-Funded Amount being reduced
        to $100,000 or less on any Distribution Date                                                                      $0.00

    Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
        Distribution Date)                                                                                                $0.00

    Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
        Distribution Date)                                                                                                $0.00

    Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
        Distribution Date)                                                                                                $0.00

    Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
        Distribution Date)                                                                                                $0.00

    Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
        Distribution Date)                                                                                                $0.00

    Class A-6 Prepayment Amount (equal to the Class A-6 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
        Distribution Date)                                                                                                $0.00

    Certificate Prepayment Amount (equal to the Certificateholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
        Distribution Date)                                                                                                $0.00

    Repurchase Amount (equal to (i) the sum of Class A-1 Prepayment Amount, Class A-2
        Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment
        Amount, the Class A-5 Prepayment Amount, the Class A-6 Prepayment
        Amount and Class B Prepayment Amount over the sum current principal balance of the Class A-1 Notes,  the Class A-2 Notes, the Class A-3 Notes,
        the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes
        and the Current Certificate Balance, multiplied by (ii) discounted present value of Class I Monthly Interest Distributable Amount for each of the Planned
        Notional Balances (before giving effect to any adjustment thereto) for the Distribution
        Date on which the Repurchase Amount is to be paid to the June 2003
        Distribution Date, discounted to present value at a rate of 5.89%)                                                $0.00

    C.  Prepayment Premiums:

    Class A-1 Prepayment Premium                                                                                          $0.00
    Class A-2 Prepayment Premium                                                                                          $0.00
    Class A-3 Prepayment Premium                                                                                          $0.00
    Class A-4 Prepayment Premium                                                                                          $0.00
    Class A-5 Prepayment Premium                                                                                          $0.00

    Certificate Prepayment Premium                                                                                        $0.00

X.  Reserve Account

    Requisite Reserve Amount:

    Portion of Requisite Recerve Amount calculated with respect to Class A-1 Notes,
         Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,
         and Certificates:

              Product of (x)  6.62% (weighted average interest of Class A-1 Interest Rate,
              Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class A-5 Interest Rate
              and Class B Pass-Through Rate (based on outstanding Class A-1 principal balance, Class A-2 principal balance and Certificate Balance), divided by 360, (y) $191,232,566.29 (the Pre-Funded Amount on such Distribution Date) and
              (z)  30 (the number of days until the August 1996 Distribution Date))                                         $0.00

              Less the product of (x) 2.5% divided by 360, (y) $191,232,566.29 (the Pre-Funded Amount on such
              Distribution Date) and (z) 30 (the number of days until the August 1996 Distribution Date)                   ($0.00)
                                                                                                                   --------------

    Requisite Reserve Amount                                                                                                $0.00
                                                                                                                   --------------
                                                                                                                   --------------
    Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
         Subaccount) as of the preceding Distribution Date or, in the case of the first
         Distribution Date, as of the Closing Date                                                                          $0.00

    Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
         Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the IndentureTrustee in the Reserve Account from amounts withdrawn
         from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                    $0.00

    Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
         Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
         Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the
         General Partners from amounts withdrawn from the Pre-Funding Account in respect of
         transfers of Subsequent Receivables)                                                                               $0.00

    Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
         to cover the excess, if any, of total amount payable over Available Funds (see IV above)                           $0.00
                                                                                                                   --------------

    Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
         Subaccount) after the Distribution Date                                                                            $0.00
                                                                                                                   --------------
                                                                                                                   --------------
XI. Class A-1 Holdback Subaccount:

    Class A-1 Holdback Amount:

    Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                         $0.00

    Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
         is greater than $0 (the Original Pool Balance after giving effect to the transfer of
         Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
         preceding the Distribution Date))                                                                                  $0.00

    Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
         a Class A-1 Maturity Shortfall (see IV above)                                                                      $0.00

    Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
         withdrawal to be released by the Indenture Trustee to the General Partners)                                        $0.00
                                                                                                                   --------------

    Class A-1 Holdback Subaccount immediately following the Distribution Date                                               $0.00
                                                                                                                   --------------
                                                                                                                   --------------

XII. Calculation of Servicing Fees

    Aggregate Principal Balance as of the first day of the Monthly Period   $623,698,989.84
    Multiplied by Basic Servicing Fee Rate                                             1.00%
    Divided by Months per year                                                     0.083333%
                                                                           -------------------
    Basic Servicing Fee                                                                            $519,749.16

    Less: Backup Servicer Fees (annual rate of 1 bp)                                                     $0.00

    Supplemental Servicing Fees                                                                          $0.00
                                                                                                  ---------------
    Total of Basic Servicing Fees and Supplemental Servicing Fees                                                   $519,749.16
                                                                                                                  ---------------
                                                                                                                  ---------------
XIII.Information for Preparation of Statements to Noteholders

    a.   Aggregate principal balance of the Notes as of first day of Monthly Period
                 Class A-1 Notes                                                                                 $42,599,023.61
                 Class A-2 Notes                                                                                $223,430,000.00
                 Class A-3 Notes                                                                                $126,960,000.00
                 Class A-4 Notes                                                                                $116,790,000.00
                 Class A-5 Notes                                                                                 $55,420,000.00

    b.   Amount distributed to Noteholders allocable to principal
                 Class A-1 Notes                                                                                 $15,643,913.48
                 Class A-2 Notes                                                                                          $0.00
                 Class A-3 Notes                                                                                          $0.00
                 Class A-4 Notes                                                                                          $0.00
                 Class A-5 Notes                                                                                          $0.00

    c.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                 Class A-1 Notes                                                                                 $26,955,110.13
                 Class A-2 Notes                                                                                $223,430,000.00
                 Class A-3 Notes                                                                                $126,960,000.00
                 Class A-4 Notes                                                                                $116,790,000.00
                 Class A-5 Notes                                                                                 $55,420,000.00

    d.   Interest distributed to Noteholders
                 Class A-1 Notes                                                                                    $191,340.61
                 Class A-2 Notes                                                                                  $1,117,150.00
                 Class A-3 Notes                                                                                    $687,700.00
                 Class A-4 Notes                                                                                    $652,077.50
                 Class A-5 Notes                                                                                    $318,665.00

    e.   Remaining Certificate Balance                                                                           $58,500,000.00

    f.   1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)              $0.00
         2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)              $0.00
         3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)              $0.00
         4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)              $0.00
         5.  Class A-5 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)              $0.00
         7.  Certificate Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
         8.  Class B Principal Carryover Shortfall, if any, (and change in amount from preceding statement)               $0.00

XIV. Information for Preparation of Statements to Noteholders (continued)
         g.      Amount distributed payable out of amounts withdrawn from or pursuant to:
                 1.  Reserve Account                                                                    $0.00
                 2.  Class A-1 Holdback Subaccount                                                      $0.00
                 3.  Claim on the Note Policy                                                           $0.00

         h.      Remaining Pre-Funded Amount                                                                              $0.00

         i.      Remaining Reserve Amount                                                                                 $0.00

         j.      Amount on deposit on Class A-1 Holdback Subaccount                                                       $0.00

         k.      Prepayment amounts
                   Class A-1 Prepayment Amount                                                                            $0.00
                   Class A-2 Prepayment Amount                                                                            $0.00
                   Class A-3 Prepayment Amount                                                                            $0.00
                   Class A-4 Prepayment Amount                                                                            $0.00
                   Class A-5 Prepayment Amount                                                                            $0.00

         l.      Prepayment Premiums
                   Class A-1 Prepayment Premium                                                                           $0.00
                   Class A-2 Prepayment Premium                                                                           $0.00
                   Class A-3 Prepayment Premium                                                                           $0.00
                   Class A-4 Prepayment Premium                                                                           $0.00
                   Class A-5 Prepayment Premium                                                                           $0.00

         m.      Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                   paid by the Trustee on behalf of the Trust                                                       $519,749.16

         n.      Note Pool Factors (after giving effect to distributions on the
                   Distribution Date)
                   Class A-1 Notes                                                                                   0.39122076
                   Class A-2 Notes                                                                                   1.00000000
                   Class A-3 Notes                                                                                   1.00000000
                   Class A-4 Notes                                                                                   1.00000000
                   Class A-5 Notes                                                                                   1.00000000

XV. Information for Preparation of Statements to Certificateholders
         a.      Aggregate Certificate Balance as of first day of Monthly Period                                 $58,500,000.00

         b.      Amount distributed to Certificateholders allocable to principal                                          $0.00

         c.      Aggregate  Certificate Balance (after giving effect to
                   distributions on the Distribution Date)                                                       $58,500,000.00

         d.      Interest distributed to  Certificateholders                                                        $336,375.00

         e.      Remaining  Certificate Balance                                                                  $58,500,000.00

         f.      Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                   Class A-1 Notes                                                                               $26,955,110.13
                   Class A-2 Notes                                                                              $223,430,000.00
                   Class A-3 Notes                                                                              $126,960,000.00
                   Class A-4 Notes                                                                              $116,790,000.00
                   Class A-5 Notes                                                                               $55,420,000.00

         g.      1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)      $0.00
                 2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)      $0.00
                 3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)      $0.00
                 4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)      $0.00
                 5.  Class A-5 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)      $0.00
                 7.  Certificate Interest Carryover Shortfall, if any, (and change in amount from preceding statement)    $0.00
                 8.  Certificate Principal Carryover Shortfall, if any, (and change in amount from preceding statement)   $0.00

         h.      Amount distributed payable out of amounts withdrawn from or pursuant to:
                 1.  Reserve Account                                                                    $0.00
                 2.  Spread Account                                                                     $0.00
                 3.  Claim on the Certificate Policy                                                    $0.00

         i.      Remaining Pre-Funded Amount                                                                              $0.00

         j.      Remaining Reserve Amount                                                                                 $0.00

         k.      Certificate Prepayment Amount                                                                            $0.00

         l.      Certificate Prepayment Premium                                                                           $0.00

         m.      Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                   paid by the Trustee on behalf of the Trust                                                       $519,749.16

         n.      Class B Pool Factor (after giving effect to distributions on the Distribution Date)                 1.08333333

XVI. Pool Balance and Aggregate Principal Balance

                   Original Pool Balance at beginning of Monthly Period                                 $649,999,966.23
                   Subsequent Receivables                                                                         $0.00
                                                                                                       ------------------
                   Original Pool Balance at end of Monthly Period                                       $649,999,966.23
                                                                                                       ------------------
                                                                                                       ------------------

                   Aggregate Principal Balance as of preceding Accounting Date                          $623,698,989.84
                   Aggregate Principal Balance as of current Accounting Date                            $608,055,076.36




     Monthly Period Liquidated Receivables                                  Monthly Period Adminsitrative Receivables


                                                    Loan #                Amount               Loan #                   Amount
                                                    ------                ------               ------                   ------
                                          see attached listing     $1,083,149.78        see attached listing       $276,221.88
                                                                       $2,090.73                                    $34,415.73
                                                                           $0.00                                         $0.00
                                                                           -----                                         -----
                                                                   $1,085,240.51                                   $310,637.61
                                                                   -------------                                   -----------
                                                                   -------------                                   -----------
XVIII. Delinquency Ratio

     Sum of Principal Balances (as of the Accounting Date)
        of all Receivables delinquent more than 30 days with
        respect to all or any portion of a Scheduled Payment
        as of the Accounting Date                                                             $11,621,644.09

     Aggregate Principal Balance as of the Accounting Date                                   $608,055,076.36
                                                                                             ----------------
     Delinquency Ratio                                                                                             1.91128148%
                                                                                                                 ---------------
                                                                                                                 ---------------

    IN WITNESS WHEREOF, I, Mike Sherman, a Responsible Officer of Olympic Financial Ltd., have executed this Certificate as of the Determination Date set forth above.


                                  OLYMPIC  FINANCIAL  LTD.


                                  By:       /s/ Michael J. Sherman
                                            --------------------------------
                                  Name:     Michael J. Sherman
                                            --------------------------------
                                  Title:    Vice President / Treasurer
                                            --------------------------------

                       Olympic Financial Ltd.
                      Charge Off Transactions
                    For 8/01/1996 Thru 8/31/1996
Control # 175

          C/O   Account      Loan           Principal
         Type   Number       Name          Charged Off
         ----  ----------  ----------      ------------
          FC   0532000801  VIERRA             10,594.21
          FC   0752001901  WAITE              16,947.00
          FC   1400037701  WYLAND                224.59-
          FC   1400037701  WYLAND              8,092.64
          FC   1701000201  LOMAX              18,452.39
          FC   2854124201  VANROY             16,139.47
          FC   4510109601  MORRIS              8,537.70
          FC   4673019401  BAEZ               15,761.51
          FC   4833006001  KAESTRES           23,425.15
          FC   6423068201  HARRIS             13,153.86
          FC   6445018601  HARRISON           21,479.25
          FC   6864020801  WASHINGTON         11,324.03
          FC   7465030201  ROBERTS             7,229.00
          FC   8042036901  HUNTER             14,993.45
          FC   8155024001  HOANG              11,040.00
          FC   8173000201  ORTH               19,111.30
          FC   8800004601  HERNANDEZ          31,632.97
          FC   9498006301  ALBERT             15,497.30
          FC   9990091801  LITTLE             13,035.24
                                           ------------
               TOTAL FC                      276,221.88

          FV   2862006301  NAVA               12,224.67
          FV   4898001401  BONNEAU             7,262.64
          FV   7225004601  CLARK               7,773.19
          FV   9371071001  CAMPBELL            7,155.23
                                           ------------
               TOTAL FV                       34,415.73

          NR   0008026401  PTACNIK            19,175.00
          NR   0416002301  MORAN               9,467.99
          NR   0531000901  JOHNSON            16,321.16
          NR   0614002601  COULDRY            14,244.99
          NR   0911000301  SCHOFIELD          11,835.50
          NR   1001024701  HALL               14,669.00
          NR   1007018401  IRBY                2,071.26
          NR   1094000501  MCKELLER           13,298.71
          NR   1122001401  DUBOIS             17,667.00
          NR   1403001301  DOW                21,130.00
          NR   1533000401  KELLY               9,599.04
          NR   1587001301  JANUARY            11,260.35
          NR   1725000301  FORBES             10,728.77
          NR   2600005401  PHETSARATH         21,074.79
          NR   2740079501  PETERSON           17,040.43
          NR   2748052801  CORRANETTI         17,661.38
          NR   2777011401  MARTINEZ            6,579.79
          NR   2792004701  KAGEYANA           12,O77.58
          NR   2837012401  BAUMBACH           19,468.88
          NR   2854088901  BARAZA             21,252.41
          NR   2854098201  DESOLOC            15,439.85
          NR   2854102301  MOCK                7,393.17
          NR   2854115301  ACEVES             15,140.44
          NR   2966006501  SOLIS              10,545.23
          NR   2993002601  PHILLIPS           21,708.24
          NR   3000041001  DELESTOWIC         13,752.06
          NR   4025011401  CHRISTENSE          7,649.42
          NR   4130014801  NOE                21,191.77
          NR   4651007201  CRANE              12,025.00
          NR   5118054301  SMYRL              13,104.66
          NR   5147067501  MOORE               5,498.00
          NR   5167110801  CLARK              14,010.00
          NR   5190070801  TAYLOR             25,103.64
          NR   5216010101  GARDNER            12,567.88
          NR   5276004001  SPAULDING          13,273.83
          NR   5312014301  SMITH              15,540.67
          NR   5353001101  POWERS             15,723.10
          NR   5363001801  DRAIN              14,525.16
          NR   6296035301  HONAKER            23,203.72
          NR   6364020101  HAMMACK            22,669.55
          NR   6423057201  POLK               20,572.24
          NR   6423058401  WOOTEN             18,829.36
          NR   6424074601  STONE              20,950.19
          NR   6424074701  RODRIGUEZ          10,213.59
          NR   6424078601  GREEN              18,636.65

                       Olympic Financial Ltd.
                      Charge Off Transactions
                    For 8/01/1996 Thru 8/31/1996
Control # 175

          C/O   Account      Loan           Principal
         Type   Number       Name          Charged Off
         ----  ----------  ----------      ------------
          NR   6424081801  ANDERSON           17,254.50
          NR   6424089301  JOHNSON             5,392.36
          NR   6444019901  ELSWICK            20,547.17
          NR   6445018701  CHATMAN             9,740.40
          NR   6447019701  JOHNSON            14,741.78
          NR   6820007301  MORGAN             10,922.20
          NR   7036048601  HOBAN              17,667.55
          NR   7060113601  JACKSON            11,890.62
          NR   7060121001  BOBO               10,417.28
          NR   7123023001  FOLLETT             6,895.00
          NR   7146017401  MENEFEE            24,702.70
          NR   7153005001  MANCESRI           15,216.41
          NR   7201030201  PRIMMER            13,311.04
          NR   7223004501  JOHNSON            17,027.25
          NR   7246002601  FLEMING            10,928.86
          NR   7271003201  CENTERS            33,696.97
          NR   7286002801  MEYERS              7,852.34
          NR   7570012601  RAYMER              4,249.85
          NR   8788005401  WILLOUGHBY         12,850.90
          NR   9200019601  GONZALES           23,894.23
          NR   9263011801  REPOFF             12,063.66
          NR   9288001901  WILLIAMS           19,778.77
          NR   9316004901  SMITH               8,919.75
          NR   9316005001  AVILA              21,272.35
          NR   9648051201  GONZALEZ           12,875.45
          NR   9679010701  MACKEY             10,584.45
          HR   9721013601  BOWEN              12,805.49
          NR   9723123501  BOYER              19,759.00
                                           ------------
               TOTAL NR                    1,083,149.78

          SB   0256002601  MASE                    3.67
          SB   0270031701  BROWN                 105.89
          SB   0333015301  BLEECKER               15.27
          SB   0363000601  WYNN                  490.20
          SB   0574000901  PETERSON               50.89
          SB   0775001401  NORDIN                246.23
          SB   0815002001  LAFRANCE               94.67
          SB   0817020201  CHAFFIN                30.48
          SB   1189001701  HAGERTY                52.11
          SB   1412000801  ATEN                   11.70
          SB   2789051001  WINTERS                15.50
          SB   2830007201  WYNN                   39.60
          SB   2832012501  RODRIGUEZ              27.38
          SB   2854109401  VIERA                  22.39
          SB   4658143901  KENNETT                18.06
          SB   4811003001  GELINAS                95.84
          SB   5131007901  GIBBS                   5.77
          SB   6231141601  PALMER                 12.03
          SB   6451004101  REYES                  16.28
          SB   6861014801  PEAVY                  10.25
          SB   6864013501  SCHULTZ                13.92
          SB   6877012701  THOMAS                 28.42
          SB   7143017901  VANHORN                19.50
          SB   7214024401  KEEN                  174.06
          SB   7282025601  WEILER                 10.02
          SB   7282026301  CULOTTI                66.36
          SB   8239005401  HOWARD                 22.37
          SB   8259003701  LIDDICOAT              17.14
          SB   8760004001  HILL                  102.04
          SB   9326027801  RADI                   43.50
          SB   9364112501  CROSS                  33.95
          SB   9429000701  DIAMOND                19.89
          SB   9434004801  EDWARDS               164.66
          SB   9727007101  WELSH                  10.69
                                           ------------
               TOTAL SB                        2,090.73

TOTAL FOR CTL # 175                        1,395,878.12
                                           ------------
                                           ------------